UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-2786

DWS High Income Series

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Semiannual Report
to Shareholders

DWS High Income Fund

(formerly Scudder High Income Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read the fund's prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 60 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Institutional Class shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Classes A, B and C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS High Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	3.92%	7.52%	12.57%	7.84%	5.94%
Class B	3.29%	6.43%	11.57%	6.94%	5.50%
Class C	3.33%	6.48%	11.60%	6.93%	5.06%
Credit Suisse High Yield Index+	3.68%	6.61%	12.20%	9.44%	7.23%
DWS High Income Fund	6-Month*	1-Year	3-Year	Life of Class*
Institutional Class	4.11%	7.91%	12.81%	14.08%
Credit Suisse High Yield Index+	3.68%	6.61%	12.20%	13.61%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/06	$ 5.40	$ 5.39	$ 5.40	$ 5.40
9/30/05	$ 5.42	$ 5.42	$ 5.43	$ 5.42
Distribution Information: Six Months: Income Dividends as of 3/31/06	$ .23	$ .20	$ .21	$ .24
March Income Dividend	$ .0375	$ .0336	$ .0339	$ .0392
SEC 30-day Yield as of 3/31/06*	7.51%	7.07%	7.15%	7.72%
Current Annualized Distribution Rate (Based on net Asset Value) as of 3/31/06*	8.33%	7.48%	7.53%	8.71%
* The SEC yield is net investment income per share earned over the month ended March 31, 2006, divided by the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — High Current Yield Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	118	of	435	28
3-Year	70	of	382	19
5-Year	100	of	310	33
10-Year	42	of	109	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/06
DWS High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,268	$13,623	$13,930	$17,008
	Average annual total return	2.68%	10.85%	6.85%	5.45%
Class B	Growth of $10,000	$10,347	$13,688	$13,897	$16,364
	Average annual total return	3.47%	11.03%	6.80%	5.05%
Class C	Growth of $10,000	$10,648	$13,899	$13,982	$16,383
	Average annual total return	6.48%	11.60%	6.93%	5.06%
Credit Suisse High Yield Index+	Growth of $10,000	$10,661	$14,125	$15,698	$20,102
	Average annual total return	6.61%	12.20%	9.44%	7.23%
DWS High Income Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,079,100	$1,435,800	$1,609,600
	Average annual total return	7.91%	12.81%	14.08%
Credit Suisse High Yield Index+	Growth of $1,000,000	$1,066,100	$1,412,500	$1,579,700
	Average annual total return	6.61%	12.20%	13.61%

The growth of $10,000 is cumulative.

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,039.20	$ 1,032.90	$ 1,033.30	$ 1,041.10
Expenses Paid per $1,000*	$ 4.83	$ 9.02	$ 8.62	$ 3.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,020.19	$ 1,016.06	$ 1,016.45	$ 1,021.49
Expenses Paid per $1,000*	$ 4.78	$ 8.95	$ 8.55	$ 3.48
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS High Income Fund	.95%	1.78%	1.70%	.69%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Andrew Cestone discusses DWS High Income Fund's strategy and the market environment during the six-month period ended March 31, 2006.

Q: How did the high-yield bond market perform during the period?

A: High-yield bonds provided a positive absolute return of 3.68% during the past six months, as measured by the fund's benchmark, the Credit Suisse High Yield Index. High-yield was one of the best-performing fixed-income asset classes for the period, strongly outperforming the -0.06% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one-year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Despite a rise in US Treasury yields and investors' continued concern about rising interest rates, the high-yield asset class remained resilient and exhibited a firm tone as the solid fundamental underpinnings of the market remained in place. In addition, seasonal market strength and favorable technical factors, such as a low level of new supply coming into the market, aided high-yield market returns for the period. In terms of fundamentals, the asset class was aided by the fact that the strength in the US economy, along with relatively low interest rates, helped high-yield companies to maintain sound financial positions. Probably the best indication of solid fundamentals in the high-yield market was the continuation of low defaults. At the end of March 2006, Moody's 12-month rolling default rate stood at 1.65%, compared with 2.09% at the end of September 2005.2 In addition to low defaults, recovery rates remained strong.3 Finally, the ratio of rating upgrades to downgrades remained intact — another indication of the market's solid fundamentals.4

2 Source: Moody's Investors Service
3 The recovery rate is the amount investors recover when a bond defaults.
4 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

Evidence of the market's strength was seen in the narrowing of high-yield spreads by approximately 43 basis points during the period, bringing spreads near historical lows. At the close of the period, the high-yield spread stood at 334 basis points (3.34 percentage points), compared with 377 basis points six months ago.5

5 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to March 31, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: How did the fund perform?

A: The fund's Class A shares returned 3.92%, outperforming the 3.68% return of the benchmark and the 3.46% average return of the 449 funds in its Lipper peer group, High Current Yield Funds. The fund also outperformed the average return of the peer group for the one-, three-, five- and ten-year periods ended March 31, 2006, ranking in the 28th, 19th, 33rd and 39th percentiles, respectively.6 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

6 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. The fund ranked 118, 70, 100 and 42, for the one-, three-, five- and 10-year periods as of March 31, 2006. There were 435, 382, 310 and 109 funds, respectively, in Lipper's High Current Yield Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of March 31, 2006. It is not possible to invest directly into a Lipper category.

Q: How did individual security selection affect performance?

A: Individual securities that helped relative performance included overweight positions in General Motors Acceptance Corp. (GMAC), Paxson Communications Corp., Radnor Holdings and emerging markets securities such as Argentina. In addition, the fund's underweight in Adelphia Communications Corp., a company that is in default, benefited relative returns.

During the period, we continued to believe that GMAC bonds offered better risk-adjusted relative value than General Motors bonds and, as a result, we had the vast majority of our position in GMAC bonds. Additionally, in the fourth quarter of 2005, GM announced its intention to sell a majority stake in GMAC, causing GMAC's bonds to rally in price. Following the close of the reporting period, GM announced the sale of a majority stake in GMAC, as we had anticipated. Closure of this sale is targeted for the fourth quarter of 2006, and we are maintaining an overweight position in GMAC based on our opinion that the bonds continue to offer good relative value.

The bond prices of Paxson Communications Corp., a broadcasting company, appreciated on the increased likelihood of a change of control of the company. It is expected that if a change of control were to occur, it would result in an unlocking of value of the company's assets. Expectations for improved profit margins and operating results for Radnor Holdings Corp., a packaging company, were viewed as a positive by investors. This favorable investor sentiment helped to push the company's bond prices higher. Meanwhile, emerging markets debt remained supported by robust investor demand, rising commodity prices and strong economic fundamentals for many emerging countries. In particular, Argentina's sovereign bond prices increased as a result of the country's recent debt restructuring and the overall political and economic stability within the country.

The fund's overweight positions in Tembec Industries, Inc., North Atlantic Trading Co. and Georgia-Pacific Corp., in addition to an underweight in L-3 Communications Corp., detracted from relative performance. Tembec Industries, Inc., a forest products paper company, traded lower as cost pressures caused earnings to fall short of prior guidance. Additionally, the company's bonds traded further down in price as seasonal investment reduced the company's liquidity and contributed to negative press speculation about the potential for a future bankruptcy. We have since reduced the portfolio's exposure in Tembec.

North Atlantic Trading Co., a tobacco company, reported softer-than-expected financial results in the first half of 2005, which caused its bond prices to decline. Upon this disappointing news, we reassessed the credit. The outcome of our analysis led us to exit the company's holding company bonds and take a relatively larger position in the bonds of its operating company. During the most recent six-month period, the bonds traded lower in price, and we viewed this as an opportunity to add to our position. Since the close of the period, the bonds have rebounded.

In late 2005, Georgia-Pacific Corp. was acquired, and the company's debt increased as a result of this acquisition. Georgia-Pacific Corp. is a "fallen angel," or a company whose credit rating was once investment grade but which has been lowered to noninvestment grade. Prior to the acquisition, it was our belief that Georgia-Pacific Corp. was on course to regain its investment-grade rating. We have decreased the fund's overweight position from earlier in the period, which was largely the result of the company's calling certain bonds, some of which we held, at a premium. This helped offset acquisition-related price depreciation in our other Georgia-Pacific Corp. bond holdings. We believe that Georgia Pacific is still a good company, and we therefore maintained an overweight position in the issue through the end of the period. However, following the close of the period, we moved to an underweight as the bonds appreciated to our sell targets.

The fund remained underweight in L-3 Communications, a domestic telecommunications company, based on our opinion that the company is highly leveraged and does not offer good risk-adjusted relative value. Since the company's bonds nonetheless performed well, this underweight proved detrimental relative to performance.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: During the past six months, we decreased the portfolio's underweight in higher-quality securities in an effort to become more defensive. Lower-quality securities (CCC/split CCC/default) were the best-performing credit-quality segment for the period, returning 4.97%, followed by middle-tier (split BB/B/split B) and upper-tier (split BBB/BB) securities, which returned 4.24% and 2.01%, respectively. The fund's overweight position in middle- and lower-tier securities, and corresponding underweight in upper-tier securities, helped relative returns versus the benchmark.

In addition, the fund held a shorter duration — i.e., a lower sensitivity to interest rates — than its benchmark throughout the period as a result of our finding better value in shorter-duration, more defensive securities. Being shorter in duration than the benchmark helped to mitigate the interest rate volatility that characterized the market environment during the period.

Q: What is your view on the current state of the high-yield market?

A: The robust economy continues to translate into sound fundamentals for the high-yield market. Still, the low- default environment that the high-yield market currently enjoys will not last forever, and this means that good security selection is paramount at this point in the cycle. In addition, high-yield risk premiums are near historical lows. Given that, we are particularly focused on seeking to limit downside risk while looking for opportunities that offer nice yield and some opportunity for lower risk capital appreciation. This is consistent with our long-term focus of seeking credits whose fundamentals are improving, that we believe will benefit from positive credit events, or that are trading at what we believe are undervalued levels.

We remain focused on adding value by doing fundamental research rather than making broad predictions about sector performance or interest rates. Additionally, we believe the fund's current positioning, shorter duration than the benchmark, should help mitigate the negative effects of a spike in interest rates or a pick-up in volatility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/06	9/30/05

Corporate Bonds	84%	80%
Foreign Bonds — US$ Denominated	12%	15%
Foreign Bonds — Non US$ Denominated	1%	2%
Convertible Bonds	1%	—
Loan Participation	1%	1%
Other Investments	1%	—
Cash Equivalents, net	—	1%
Stocks	—	1%
	100%	100%
Corporate and Foreign Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	3/31/06	9/30/05

Consumer Discretionary	28%	24%
Materials	14%	14%
Financials	12%	13%
Industrials	12%	15%
Energy	9%	9%
Utilities	8%	6%
Telecommunication Services	7%	11%
Information Technology	3%	3%
Consumer Staples	3%	2%
Health Care	2%	2%
Sovereign Bonds	2%	1%
	100%	100%
Quality	3/31/06	9/30/05

Cash Equivalents	1%	1%
A	2%	—
BBB	2%	3%
BB	28%	24%
B	52%	56%
CCC	14%	12%
CC	—	1%
D	1%	3%
	100%	100%

Asset allocation, corporate and foreign bond diversification and quality are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	3/31/06	9/30/05

Less than 1 year	10%	7%
1-4.99 years	41%	45%
5-6.99 years	28%	21%
7 years or greater	21%	27%
	100%	100%

Effective maturity is subject to change.

For complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 82.2%
Consumer Discretionary 24.2%
155 East Tropicana LLC, 8.75%, 4/1/2012	6,120,000	6,043,500
Adelphia Communications Corp.:
Series B, 7.75%, 1/15/2009*	2,615,000	1,542,850
Series B, 9.25%, 10/1/2002*	2,860,000	1,658,800
Affinia Group, Inc., 9.0%, 11/30/2014	5,425,000	4,665,500
AMC Entertainment, Inc.:
8.0%, 3/1/2014 (b)	11,005,000	9,821,963
144A, 11.0%, 2/1/2016	1,150,000	1,187,375
AutoNation, Inc., 9.0%, 8/1/2008	7,300,000	7,884,000
Aztar Corp., 7.875%, 6/15/2014 (b)	10,360,000	11,214,700
Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014	2,695,000	2,592,590
Cablevision Systems Corp., Series B, 8.716%**, 4/1/2009 (b)	1,972,000	2,068,135
Caesars Entertainment, Inc., 8.875%, 9/15/2008	3,265,000	3,493,550
Charter Communications Holdings LLC:
9.625%, 11/15/2009 (b)	3,325,000	2,227,750
10.25%, 9/15/2010	19,200,000	18,864,000
144A, 10.25%, 9/15/2010	4,440,000	4,351,200
11.0%, 10/1/2015	21,154,000	17,584,262
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	6,179,000	4,819,620
CSC Holdings, Inc.:
7.25%, 7/15/2008	3,135,000	3,166,350
7.875%, 12/15/2007	10,870,000	11,087,400
Dex Media East LLC/Financial, 12.125%, 11/15/2012	27,345,000	31,241,662
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	10,552,000	8,679,020
EchoStar DBS Corp.:
6.625%, 10/1/2014 (b)	3,240,000	3,130,650
144A, 7.125%, 2/1/2016	3,380,000	3,325,075
Foot Locker, Inc., 8.5%, 1/15/2022	5,183,000	5,493,980
Ford Motor Co., 7.45%, 7/16/2031 (b)	3,030,000	2,249,775
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	20,005,000	20,005,000
General Motors Corp.:
8.25%, 7/15/2023 (b)	7,879,000	5,672,880
8.375%, 7/15/2033 (b)	14,680,000	10,753,100
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	14,580,000	16,293,150
Gregg Appliances, Inc., 9.0%, 2/1/2013	2,125,000	1,970,938
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	5,475,000	5,433,938
Hertz Corp., 144A, 8.875%, 1/1/2014	9,105,000	9,446,438
Jacob Entertainment, Inc. 11.875%, 2/1/2009	21,438,000	22,724,280
Lear Corp.:
Series B, 5.75%, 8/1/2014 (b)	3,515,000	2,847,150
Series B, 8.11%, 5/15/2009 (b)	9,770,000	9,086,100
Levi Strauss & Co.:
9.28%**, 4/1/2012 (b)	3,185,000	3,296,475
12.25%, 12/15/2012	2,150,000	2,442,938
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	2,395,000	2,227,134
7.875%, 7/15/2009 (b)	270,000	284,112
8.25%, 2/1/2030 (b)	3,840,000	3,710,753
8.5%, 7/15/2029 (b)	2,310,000	2,270,021
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	2,200,000	2,315,500
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	3,300,000	3,168,000
Mediacom LLC, 9.5%, 1/15/2013 (b)	608,000	601,920
MGM MIRAGE:
8.375%, 2/1/2011 (b)	5,125,000	5,406,875
9.75%, 6/1/2007	5,545,000	5,773,731
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	7,690,000	8,180,238
NCL Corp., 10.625%, 7/15/2014	4,445,000	4,600,575
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	8,890,000	7,023,100
Paxson Communications Corp., 144A, 10.777%**, 1/15/2013	2,305,000	2,281,950
Petro Stopping Centers, 9.0%, 2/15/2012 (b)	2,165,000	2,175,825
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	9,980,000	10,753,450
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	12,585,000	12,018,675
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	3,850,000	3,753,750
10.124%**, 5/15/2010 (b)	10,330,000	10,484,950
Renaissance Media Group LLC, 10.0%, 4/15/2008	5,525,000	5,525,000
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009 (b)	16,021,000	17,583,047
Rexnord Corp., 10.125%, 12/15/2012	2,645,000	2,902,888
Simmons Bedding Co., 7.875%, 1/15/2014 (b)	3,520,000	3,405,600
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	18,136,000	19,065,470
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	12,470,000	12,158,250
Six Flags, Inc., 9.75%, 4/15/2013	8,420,000	8,483,150
Steinway Musical Instruments, Inc., 144A, 7.0%, 3/1/2014	3,095,000	3,095,000
Toys "R" Us, Inc., 7.375%, 10/15/2018	3,566,000	2,621,010
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	20,995,000	20,417,637
TRW Automotive, Inc.:
11.0%, 2/15/2013	15,333,000	17,134,627
11.75%, 2/15/2013 EUR	2,760,000	3,871,495
United Auto Group, Inc., 9.625%, 3/15/2012	9,614,000	10,178,823
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	2,803,000	2,932,639
XM Satellite Radio, Inc.:
12.0%, 6/15/2010	4,652,000	5,192,795
14.0%, 12/31/2009 (b)	16,652,485	17,859,790
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	21,110,000	18,049,050
		535,872,924
Consumer Staples 3.1%
Alliance One International, Inc., 11.0%, 5/15/2012	4,546,000	4,364,160
Birds Eye Foods, Inc., 11.875%, 11/1/2008 (b)	3,864,000	3,941,280
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	3,665,000	2,968,650
Delhaize America, Inc.:
8.05%, 4/15/2027 (b)	1,070,000	1,102,779
9.0%, 4/15/2031	15,145,000	17,517,994
North Atlantic Trading Co., 9.25%, 3/1/2012	25,515,000	16,329,600
Swift & Co.:
10.125%, 10/1/2009 (b)	3,155,000	3,281,200
12.5%, 1/1/2010 (b)	1,056,000	1,063,920
Viskase Co., Inc., 11.5%, 6/15/2011	18,195,000	19,013,775
		69,583,358
Energy 7.9%
Belden & Blake Corp., 8.75%, 7/15/2012	11,890,000	12,246,700
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	7,560,000	7,862,400
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	1,090,000	1,065,475
6.5%, 8/15/2017 (b)	2,350,000	2,320,625
144A, 6.5%, 8/15/2017	1,090,000	1,076,375
6.875%, 1/15/2016 (b)	8,585,000	8,649,388
7.75%, 1/15/2015	1,375,000	1,436,875
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	9,096,000	8,322,840
144A, 8.375%, 5/1/2016	8,560,000	8,517,200
144A, 9.875%, 7/15/2010	15,700,000	17,267,331
144A, 10.125%, 7/15/2013	4,080,000	4,674,456
El Paso Production Holding Corp., 7.75%, 6/1/2013	6,260,000	6,486,925
Frontier Oil Corp., 6.625%, 10/1/2011	9,715,000	9,690,712
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	9,520,000	9,520,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	5,890,000	5,183,200
Sonat, Inc., 7.0%, 2/1/2018	1,240,000	1,202,800
Southern Natural Gas, 8.875%, 3/15/2010	12,115,000	12,887,331
Stone Energy Corp.:
6.75%, 12/15/2014	17,130,000	16,016,550
8.25%, 12/15/2011 (b)	5,335,000	5,361,675
Transmeridian Exploration, Inc., 144A, 12.0%, 12/15/2010	3,955,000	3,955,000
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	20,161,000	21,647,874
8.75%, 3/15/2032	7,157,000	8,373,690
		173,765,422
Financials 10.4%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	1,120,000	1,206,800
11.0%, 7/31/2010	5,138,000	5,716,025
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	9,015,000	8,338,875
E*TRADE Financial Corp.:
7.375%, 9/15/2013 (b)	3,105,000	3,167,100
7.875%, 12/1/2015 (b)	6,615,000	6,978,825
8.0%, 6/15/2011	5,533,000	5,747,404
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	1,813,865	0
Ford Motor Credit Co.:
7.25%, 10/25/2011	30,060,000	27,391,604
7.375%, 10/28/2009	39,795,000	37,412,593
General Motors Acceptance Corp.:
6.875%, 9/15/2011 (b)	51,660,000	48,151,201
8.0%, 11/1/2031 (b)	27,603,000	26,087,651
H&E Equipment/Finance, 11.125%, 6/15/2012 (b)	8,905,000	9,862,287
NRB Term Loan, 6.74%, 2/24/2013	738	748
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	10,625,000	11,182,812
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	12,637,000	14,011,274
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	8,674,000	6,505,500
Triad Acquisition, Series B, 11.125%, 5/1/2013	5,090,000	5,039,100
Universal City Development, 11.75%, 4/1/2010	12,940,000	14,266,350
		231,066,149
Health Care 1.1%
HEALTHSOUTH Corp., 8.12%, 3/10/2013	6,250,000	6,304,688
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	18,625,000	18,671,562
		24,976,250
Industrials 9.5%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	13,318,000	13,650,950
Allied Security Escrow Corp., 11.375%, 7/15/2011	7,760,000	7,372,000
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	10,871,000	11,727,091
American Color Graphics, 10.0%, 6/15/2010	6,200,000	4,409,750
Avondale Mills, Inc., 144A, 11.5%**, 7/1/2012	3,984,000	3,844,560
Beazer Homes USA, Inc., 8.375%, 4/15/2012	3,736,000	3,880,770
Browning-Ferris Industries:
7.4%, 9/15/2035	11,718,000	10,897,740
9.25%, 5/1/2021	5,165,000	5,384,512
Case New Holland, Inc., 9.25%, 8/1/2011	13,795,000	14,726,162
Cenveo Corp., 7.875%, 12/1/2013 (b)	5,700,000	5,571,750
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	8,895,000	8,405,775
Columbus McKinnon Corp., 10.0%, 8/1/2010 (b)	5,651,000	6,216,100
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	10,260,000	10,465,200
144A, 11.44%**, 7/1/2012	3,640,000	3,712,800
Congoleum Corp., 8.625%, 8/1/2008*	6,765,000	6,325,275
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	7,985,000	7,238,195
8.875%, 4/1/2012 (b)	10,270,000	10,732,150
Kansas City Southern, 9.5%, 10/1/2008	17,304,000	18,472,020
Kinetek, Inc., Series D, 10.75%, 11/15/2006	11,047,000	10,826,060
Millennium America, Inc., 9.25%, 6/15/2008	12,435,000	12,637,069
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	4,780,000	5,353,600
Ship Finance International Ltd., 8.5%, 12/15/2013	7,820,000	7,350,800
Technical Olympic USA, Inc., 7.5%, 1/15/2015 (b)	5,095,000	4,394,438
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	8,002,000	8,692,172
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	1,850,000	1,780,625
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	2,680,000	2,773,800
Xerox Corp., 6.4%, 3/15/2016 (b)	3,245,000	3,220,663
		210,062,027
Information Technology 3.3%
Activant Solutions, Inc.:
10.5%, 6/15/2011	6,245,000	6,916,337
144A, 10.53%**, 4/1/2010	1,135,000	1,157,700
Advanced Micro Devices, Inc., 7.75%, 11/1/2012 (b)	2,255,000	2,359,294
Eschelon Operating Co., 8.375%, 3/15/2010 (b)	1,794,000	1,704,300
L-3 Communications Corp.:
5.875%, 1/15/2015	5,680,000	5,410,200
Series B, 6.375%, 10/15/2015	1,395,000	1,374,075
Lucent Technologies, Inc., 6.45%, 3/15/2029	20,260,000	18,284,650
Sanmina-SCI Corp., 8.125%, 3/1/2016	10,830,000	10,938,300
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	9,450,000	9,946,125
UGS Corp., 10.0%, 6/1/2012	7,870,000	8,657,000
Unisys Corp., 7.875%, 4/1/2008	5,440,000	5,433,200
		72,181,181
Materials 10.6%
ARCO Chemical Co., 9.8%, 2/1/2020	23,296,000	25,392,640
Associated Materials, Inc.:
Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	1,995,000	1,147,125
9.75%, 4/15/2012 (b)	2,585,000	2,681,938
Caraustar Industries, Inc., 9.875%, 4/1/2011 (b)	13,045,000	13,713,556
Constar International, Inc., 11.0%, 12/1/2012 (b)	1,320,000	1,029,600
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	1,685,000	1,364,850
Crystal US Holdings, Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	2,660,000	2,074,800
Dayton Superior Corp.:
10.75%, 9/15/2008 (b)	5,355,000	5,455,406
13.0%, 6/15/2009 (b)	6,595,000	5,506,825
Equistar Chemical Funding, 10.625%, 5/1/2011	3,945,000	4,270,463
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	9,820,000	10,040,950
GEO Specialty Chemicals, Inc., 13.03%**, 12/31/2009	16,344,000	14,219,280
Georgia-Pacific Corp., 8.0%, 1/15/2024	3,215,000	3,243,131
Greif, Inc., 8.875%, 8/1/2012	1,345,000	1,432,425
Hexcel Corp., 6.75%, 2/1/2015	3,240,000	3,207,600
Huntsman LLC, 11.625%, 10/15/2010	10,356,000	11,728,170
IMC Global, Inc., 10.875%, 8/1/2013	18,439,000	21,112,655
International Steel Group, Inc., 6.5%, 4/15/2014	3,085,000	3,069,575
Massey Energy Co.:
6.625%, 11/15/2010	6,955,000	7,076,712
144A, 6.875%, 12/15/2013 (b)	1,780,000	1,744,400
MMI Products, Inc., Series B, 11.25%, 4/15/2007 (b)	11,136,000	10,968,960
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	6,540,000	5,330,100
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	15,393,500	17,086,785
144A, 13.0%, 9/30/2013	6,449,827	6,530,450
OM Group, Inc., 9.25%, 12/15/2011 (b)	4,105,000	4,248,675
Omnova Solutions, Inc., 11.25%, 6/1/2010	14,085,000	14,894,887
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	3,610,000	3,826,600
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	11,227,750	168,416
Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	8
Portola Packaging, Inc., 8.25%, 2/1/2012 (b)	1,495,000	1,285,700
Radnor Holdings Corp., 11.0%, 3/15/2010	5,160,000	4,024,800
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	2,437,000	2,674,608
TriMas Corp., 9.875%, 6/15/2012 (b)	9,668,000	8,846,220
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	4,325,000	3,870,875
United States Steel Corp., 9.75%, 5/15/2010 (b)	9,645,000	10,416,600
		233,685,785
Telecommunication Services 4.8%
American Cellular Corp., Series B, 10.0%, 8/1/2011	2,633,000	2,856,805
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	11,510,000	11,826,525
8.375%, 1/15/2014 (b)	8,895,000	9,039,544
Dobson Communications Corp., 8.875%, 10/1/2013	6,505,000	6,537,525
Insight Midwest LP, 9.75%, 10/1/2009	3,530,000	3,635,900
LCI International, Inc., 7.25%, 6/15/2007	7,955,000	8,034,550
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	29,395,000	30,827,624
Nextel Partners, Inc., 8.125%, 7/1/2011	5,540,000	5,858,550
Qwest Corp., 7.25%, 9/15/2025	5,960,000	6,109,000
Rural Cellular Corp.:
9.75%, 1/15/2010 (b)	1,130,000	1,146,950
9.875%, 2/1/2010	1,015,000	1,083,513
144A, 10.43%**, 11/1/2012 (b)	1,130,000	1,172,375
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	3,588,000	3,426,540
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	3,211,000	2,761,460
Triton PCS, Inc., 8.5%, 6/1/2013 (b)	1,145,000	1,087,750
Ubiquitel Operating Co., 9.875%, 3/1/2011	3,615,000	3,949,387
US Unwired, Inc., Series B, 10.0%, 6/15/2012	6,181,000	6,930,446
		106,284,444
Utilities 7.3%
AES Corp., 144A, 8.75%, 5/15/2013	24,785,000	26,767,800
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	20,185,000	22,127,806
CMS Energy Corp., 8.5%, 4/15/2011 (b)	15,910,000	17,182,800
DPL, Inc., 6.875%, 9/1/2011	3,053,000	3,183,687
Mirant North America LLC, 144A, 7.375%, 12/31/2013	1,515,000	1,545,300
Mission Energy Holding Co., 13.5%, 7/15/2008	28,399,000	32,587,853
NorthWestern Corp., 5.875%, 11/1/2014	3,830,000	3,772,420
NRG Energy, Inc.:
7.25%, 2/1/2014	8,525,000	8,663,531
7.375%, 2/1/2016	19,325,000	19,735,656
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	23,328,000	25,835,760
		161,402,613
Total Corporate Bonds (Cost $1,852,652,927)		1,818,880,153

Foreign Bonds — US$ Denominated 11.8%
Consumer Discretionary 1.9%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	15,818,000	17,221,847
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014 (b)	5,125,000	5,470,937
Shaw Communications, Inc., 8.25%, 4/11/2010	1,635,000	1,737,188
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (b)	14,647,000	12,248,554
Unity Media GmbH, 144A, 10.375%, 2/15/2015	2,210,000	2,198,950
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	3,640,000	3,385,200
		42,262,676
Energy 0.9%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	2,600,000	3,191,500
OAO Gazprom, 144A, 9.625%, 3/1/2013	10,135,000	11,984,638
Secunda International Ltd., 12.6%**, 9/1/2012 (b)	3,995,000	4,274,650
		19,450,788
Financials 1.3%
C&M Finance Ltd., 144A, 8.1%, 2/1/2016	2,895,000	2,896,016
Conproca SA de CV, 12.0%, 6/16/2010	11,755,000	13,753,350
Doral Financial Corp., 5.431%**, 7/20/2007	13,115,000	12,397,059
		29,046,425
Health Care 0.5%
Biovail Corp., 7.875%, 4/1/2010 (b)	10,684,000	10,897,680
Industrials 2.1%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	5,105,000	5,615,500
10.25%, 6/15/2007	15,940,000	16,657,300
12.5%, 6/15/2012	5,844,000	6,545,280
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	11,145,000	13,011,787
Stena AB, 9.625%, 12/1/2012	3,750,000	4,087,500
Supercanal Holding SA, REG S, 11.5%, 5/15/2005*	441,000	70,560
		45,987,927
Materials 2.2%
Cascades, Inc., 7.25%, 2/15/2013	13,873,000	13,040,620
ISPAT Inland ULC, 9.75%, 4/1/2014	9,623,000	10,886,019
Novelis, Inc., 144A, 7.25%, 2/15/2015 (b)	12,605,000	12,100,800
Rhodia SA, 8.875%, 6/1/2011	6,936,000	7,144,080
Tembec Industries, Inc., 8.625%, 6/30/2009	11,505,000	6,931,762
		50,103,281
Sovereign Bonds 0.7%
Federative Republic of Brazil, 8.875%, 10/14/2019 (b)	3,698,000	4,271,190
Republic of Argentina, 4.889%**, 8/3/2012	6,810,000	5,531,896
Republic of Turkey, 7.25%, 3/15/2015 (b)	10,000	10,413
United Mexican States, 5.625%, 1/15/2017 (b)	5,572,000	5,396,482
		15,209,981
Telecommunication Services 2.1%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	6,435,000	7,022,194
Embratel, Series B, 11.0%, 12/15/2008	3,318,000	3,691,275
Global Crossing UK Finance, 10.75%, 12/15/2014 (b)	2,145,000	2,198,625
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	1,605,000	1,396,350
Intelsat Ltd., 5.25%, 11/1/2008	5,390,000	5,093,550
Intelsat Subsidiary Holding Co., Ltd., 9.614%**, 1/15/2012 (b)	3,810,000	3,871,912
Millicom International Cellular SA, 10.0%, 12/1/2013	1,965,000	2,176,238
Mobifon Holdings BV, 12.5%, 7/31/2010	12,715,000	14,526,887
Stratos Global Corp., 144A, 9.875%, 2/15/2013	6,530,000	6,464,700
		46,441,731
Utilities 0.1%
CESP — Companhia Energetica de Sao Paulo, 144A, 10.0%, 3/2/2011	2,320,000	2,415,700
Total Foreign Bonds — US$ Denominated (Cost $260,030,680)		261,816,189

Foreign Bonds — Non US$ Denominated 1.0%
Consumer Discretionary 0.3%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	6,525,000	7,432,879
Sovereign Bonds 0.7%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	13,722,318	16,005,782
Total Foreign Bonds — Non US$ Denominated (Cost $21,549,362)		23,438,661

Asset Backed 0.1%
Golden Tree High Yield Opportunities LP, "D1", Series I, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,528,250

US Treasury Obligations 0.5%
US Treasury Bonds:
5.375%, 2/15/2031 (b)	7,160,000	7,537,017
6.25%, 8/15/2023 (b)	1,985,000	2,251,270
8.125%, 8/15/2021 (b)	880,000	1,164,625
Total US Treasury Obligations (Cost $11,127,213)		10,952,912

Convertible Bond 0.7%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	9,945,000	9,845,550
144A, Series EURO, 7.5%, 9/25/2006	5,665,000	5,608,350
Total Convertible Bond (Cost $15,510,314)		15,453,900
	Shares	Value ($)

Preferred Stocks 0.1%
Paxson Communications Corp. 14.25% (PIK) (Cost $1,319,150)	133	1,160,758
	Principal Amount ($)(a)	Value ($)

Loan Participation 0.6%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 11.61%**, 6/4/2010	3,656,250	3,656,250
Healthsouth Interim Loan, LIBOR plus 4.5%, 9.86%**, 3/10/2007	9,500,000	9,583,125
Total Loan Participation (Cost $13,165,219)		13,239,375
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A*	560	0
DeCrane Aircraft Holdings, Inc. 144A*	16,090	0
Transmeridian*	272,544	545,089
TravelCenters of America, Inc.*	1,993	249
XO Holdings, Inc. Series A*	6,627	2,982
XO Holdings, Inc. Series B*	4,970	1,988
XO Holdings, Inc. Series C*	4,970	1,243
Total Warrants (Cost $507,654)		551,551
	Units	Value ($)

Other Investments 0.5%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	6,965,000	5,572,000
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 12/15/2008, 13.0% to 12/15/2012	7,580,000	5,647,100
Total Other Investments (Cost $11,637,800)		11,219,100
	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	45,157	22,578
GEO Specialty Chemicals, Inc.*	136,705	102,529
GEO Specialty Chemicals, Inc. 144A*	12,448	9,336
Intermet Corp.*	52,039	607,691
IMPSAT Fiber Networks, Inc.*	150,762	1,130,715
XO Holdings, Inc.*	3,313	13,086
Total Common Stocks (Cost $12,757,069)		1,885,935

Convertible Preferred Stocks 0.2%
Paxson Communications Corp: 144A, 9.75%, (PIK)	442	3,105,050
144A, Series A1, 9.75%, (PIK)	64	449,600
Total Convertible Preferred Stocks (Cost $3,517,975)		3,554,650

Securities Lending Collateral 12.8%
Daily Assets Fund Institutional, 4.73% (c) (d) (Cost $284,209,086)	284,209,086	284,209,086

Cash Equivalents 0.4%
Cash Management QP Trust, 4.64% (e) (Cost $8,951,414)	8,951,414	8,951,414
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,499,435,863)+	111.0	2,457,841,934
Other Assets and Liabilities, Net	(11.0)	(244,128,338)
Net Assets	100.0	2,213,713,596
* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default.
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Adelphia Communications Corp., Series B	7.75%	1/15/2009	2,615,000	USD	1,662,675	1,542,850
Adelphia Communications Corp., Series B	9.25%	10/1/2002	2,860,000	USD	1,862,575	1,658,800
Congoleum Corp.	8.625%	8/1/2008	6,765,000	USD	6,665,724	6,325,275
Eaton Vance Corp., CDO II, Series C-X	13.68%	7/15/2012	1,813,865	USD	1,697,739	0
Grupo Iusacell SA	10.0%	7/15/2004	1,605,000	USD	973,163	1,396,350
Oxford Automotive, Inc.	12.0%	10/15/2010	11,227,750	USD	1,161,924	168,416
Supercanal Holding SA	11.5%	5/15/2005	441,000	USD	44,100	70,560
					14,067,900	11,162,251
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.
+ The cost for federal income tax purposes was $2,515,509,869. At March 31, 2006, net unrealized depreciation for all securities based on tax cost was $57,667,935. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,072,681 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $75,740,616.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financials Statements). The value of all securities loaned at March 31, 2006 amounted to $278,828,675, which is 12.6% of total net assets.
(c) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Investment Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation
LIBOR: London InterBank Offer Rate
PIK: Denotes that all or a portion of interest or dividend is paid in kind.
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,206,275,363) — including $278,828,675 of securities loaned	$ 2,164,681,434
Investment in Cash Management QP Trust (cost $8,951,414)	8,951,414
Investment in Daily Assets Fund Institutional (cost $284,209,086)*	284,209,086
Total investments in securities, at value (cost $2,499,435,863)	2,457,841,934
Cash	1,129,162
Foreign currency, at value (cost $55,802)	55,994
Receivable for investments sold	60,695,204
Interest receivable	50,568,341
Receivable for Fund shares sold	1,481,576
Unrealized appreciation on forward foreign currency exchange contracts	16,791
Other assets	98,373
Total assets	2,571,887,375
Liabilities
Payable for investments purchased	66,831,310
Payable for Fund shares redeemed	3,959,475
Payable upon return of securities loaned	284,209,086
Net payable on closed forward foreign currency contracts	10,215
Unrealized depreciation on forward foreign currency exchange contracts	370,279
Accrued management fee	1,157,082
Other accrued expenses and payables	1,636,332
Total liabilities	358,173,779
Net assets, at value	$ 2,213,713,596
Net Assets
Net assets consist of: Undistributed net investment income	1,308,739
Net unrealized appreciation (depreciation) on: Investments	(41,593,929)
Foreign currency related transactions	(358,847)
Accumulated net realized gain (loss)	(1,528,200,739)
Paid-in capital	3,782,558,372
Net assets, at value	$ 2,213,713,596
* Represents cash collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,857,586,819 ÷ 344,195,496 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.40
Maximum offering price per share (100 ÷ 95.5 of $5.40)	$ 5.65

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($185,783,681 ÷ 34,455,710 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.39

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($159,043,422 ÷ 29,443,088 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.40

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($11,299,674 ÷ 2,093,102 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.40
(a) Redemption price per share for shares held less than 60 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2006 (Unaudited)
Investment Income
Income: Interest	$ 97,858,900
Interest — Cash Management QP Trust	798,108
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	615,952
Dividends	701,606
Total Income	99,974,566
Expenses: Management fee	6,094,079
Services to shareholders	1,736,403
Distribution service fees	3,900,523
Custodian and accounting fees	22,881
Auditing	38,484
Legal	42,067
Trustees' fees and expenses	43,604
Reports to shareholders	144,868
Registration fees	46,053
Other	94,470
Total expenses before expense reductions	12,163,432
Expense reductions	(48,764)
Total expenses after expense reductions	12,114,668
Net investment income (loss)	87,859,898
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(26,768,329)
Credit default swaps	72,275
Foreign currency related transactions	1,797,975
(24,898,079)
Net unrealized appreciation (depreciation) during the period on: Investments	21,732,627
Foreign currency related transactions	(2,094,005)
19,638,622
Net gain (loss) on investment transactions	(5,259,457)
Net increase (decrease) in net assets resulting from operations	$ 82,600,441

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations: Net investment income	$ 87,859,898	$ 190,679,071
Net realized gain (loss) on investment transactions	(24,898,079)	19,090,697
Net unrealized appreciation (depreciation) during the period on investment transactions	19,638,622	(18,677,780)
Net increase (decrease) in net assets resulting from operations	82,600,441	191,091,988
Distributions to shareholders from: Net investment income: Class A	(79,516,151)	(161,574,962)
Class B	(7,451,270)	(19,581,659)
Class C	(5,924,281)	(11,820,788)
Institutional Class	(466,492)	(1,020,761)
Fund share transactions: Proceeds from shares sold	160,500,308	452,963,356
Reinvestment of distributions	55,328,643	114,761,251
Cost of shares redeemed	(295,850,950)	(708,240,636)
Redemption fees	70,425	46,694
Net increase (decrease) in net assets from Fund share transactions	(79,951,574)	(140,469,335)
Increase (decrease) in net assets	(90,709,327)	(143,375,517)
Net assets at beginning of period	2,304,422,923	2,447,798,440
Net assets at end of period (including undistributed net investment income of $1,308,739 and $6,807,035, respectively)	$ 2,213,713,596	$ 2,304,422,923

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 5.42	$ 5.43	$ 5.23	$ 4.62	$ 5.18	$ 6.34
Income (loss) from investment operations: Net investment income[c]	.21	.44	.44	.44	.53	.64
Net realized and unrealized gain (loss) on investment transactions	.00***	.00***	.22	.61	(.53)	(1.09)
Total from investment operations	.21	.44	.66	1.05	—	(.45)
Less distributions from: Net investment income	(.23)	(.45)	(.46)	(.44)	(.55)	(.68)
Return of capital	—	—	—	—	(.01)	(.03)
Total distributions	(.23)	(.45)	(.46)	(.44)	(.56)	(.71)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 5.40	$ 5.42	$ 5.43	$ 5.23	$ 4.62	$ 5.18
Total Return (%)[d]	3.92**	8.12[f]	13.24	23.92	(.60)	(7.68)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,858	1,926	1,950	1,868	1,603	1,831
Ratio of expenses before expense reductions (%)	.95*	.96	.94	.97	.96	1.11[e]
Ratio of expenses after expense reductions (%)	.95*	.96	.94	.97	.96	1.09[e]
Ratio of net investment income (%)	7.94*	8.00	8.13	8.92	10.39	10.94
Portfolio turnover rate (%)	114*	113	162	149	154	69
[a] For the six months ended March 31, 2006 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.14% to 10.39%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.09% and 1.09%, respectively.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 5.42	$ 5.43	$ 5.23	$ 4.62	$ 5.17	$ 6.33
Income (loss) from investment operations: Net investment income[c]	.19	.39	.39	.40	.48	.59
Net realized and unrealized gain (loss) on investment transactions	(.02)	.01	.22	.61	(.52)	(1.09)
Total from investment operations	.17	.40	.61	1.01	(.04)	(.50)
Less distributions from: Net investment income	(.20)	(.41)	(.41)	(.40)	(.50)	(.63)
Return of capital	—	—	—	—	(.01)	(.03)
Total distributions	(.20)	(.41)	(.41)	(.40)	(.51)	(.66)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 5.39	$ 5.42	$ 5.43	$ 5.23	$ 4.62	$ 5.17
Total Return (%)[d]	3.29**	7.45[f]	12.09	22.88	(1.23)	(8.50)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186	212	332	462	514	659
Ratio of expenses before expense reductions (%)	1.78*	1.81	1.75	1.82	1.79	1.94[e]
Ratio of expenses after expense reductions (%)	1.78*	1.80	1.75	1.82	1.79	1.91[e]
Ratio of net investment income (%)	7.11*	7.15	7.32	8.07	9.56	10.12
Portfolio turnover rate (%)	114*	113	162	149	154	69
[a] For the six months ended March 31, 2006 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.91% and 1.91%, respectively.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 5.43	$ 5.44	$ 5.24	$ 4.63	$ 5.19	$ 6.35
Income (loss) from investment operations: Net investment income[c]	.19	.39	.40	.40	.48	.59
Net realized and unrealized gain (loss) on investment transactions	(.01)	.01	.22	.61	(.53)	(1.09)
Total from investment operations	.18	.40	.62	1.01	(.05)	(.50)
Less distributions from: Net investment income	(.21)	(.41)	(.42)	(.40)	(.50)	(.63)
Return of capital	—	—	—	—	(.01)	(.03)
Total distributions	(.21)	(.41)	(.42)	(.40)	(.51)	(.66)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 5.40	$ 5.43	$ 5.44	$ 5.24	$ 4.63	$ 5.19
Total Return (%)[d]	3.33**	7.49[f]	12.12	23.11	(1.61)	(8.46)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	153	156	165	127	119
Ratio of expenses before expense reductions (%)	1.70*	1.75	1.71	1.82	1.79	1.98[e]
Ratio of expenses after expense reductions (%)	1.70*	1.74	1.71	1.82	1.79	1.95[e]
Ratio of net investment income (loss) (%)	7.19*	7.21	7.36	8.07	9.56	10.09
Portfolio turnover rate (%)	114*	113	162	149	154	69
[a] For the six months ended March 31, 2006 (Unaudited).
[b] As required, effective October 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of sales charges.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.95% and 1.95%, respectively.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.42	$ 5.43	$ 5.23	$ 4.63	$ 4.65
Income (loss) from investment operations: Net investment income[c]	.22	.46	.45	.44	.08
Net realized and unrealized gain (loss) on investment transactions	.00***	.00***	.22	.62	(.02)
Total from investment operations	.22	.46	.67	1.06	.06
Less distributions from: Net investment income	(.24)	(.47)	(.47)	(.46)	(.08)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 5.40	$ 5.42	$ 5.43	$ 5.23	$ 4.63
Total Return (%)	4.11d**	8.49[d]	13.32	24.33	1.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	13	10	1.001
Ratio of expenses before expense reductions (%)	.72*	.66	.65	.83	.82*
Ratio of expenses after expense reductions (%)	.69*	.59	.65	.83	.82*
Ratio of net investment income (loss) (%)	8.20*	8.36	8.42	9.06	14.14*
Portfolio turnover rate (%)	114*	113	162	149	154
[a] For the six months ended March 31, 2006 (Unaudited).
[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Income Fund (formerly Scudder High Income Fund) (the "Fund"), is a diversified series of the DWS High Income Series (formerly Scudder High Income Series) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Company may buy or sell credit default swap contracts to seek to increase the Company's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Company would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Company. In return, the Company would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Company would keep the stream of payments and would have no payment obligations. The Company may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Company would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Company in the event of a default. When the Company sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Company.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Company receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,450,736,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($39,695,000), September 30, 2008 ($126,550,000), September 30, 2009 ($173,248,000), September 30, 2010 ($283,200,000), September 30, 2011 ($620,426,000), September 30, 2012 ($194,011,000), and September 30, 2013 (13,606,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through September 30, 2005, the Fund incurred approximately $39,462,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2006.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $1,277,758,001 and $1,340,898,496, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

For the period October 1, 2005 through January 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90%, 0.90%, 0.90% and 0.59% of average daily net assets for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

Service Provider Fees	Total Aggregated	Waived	Unpaid at March 31, 2006
Class A	$ 1,009,724	$ —	$ 390,006
Class B	184,591	—	119,537
Class C	77,290	—	32,559
Institutional Class	5,335	1,302	723
	$ 1,276,940	$ 1,302	$ 542,825

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Class B	$ 741,459	$ 120,736
Class C	578,184	101,703
	$ 1,319,643	$ 222,439

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2006	Annualized Effective Rate
Class A	$ 2,168,371	$ 297,948.23%
Class B	229,462	62,863.23%
Class C	183,046	29,469.24%
	$ 2,580,879	$ 390,280

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2006, aggregated $159,482.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2006, the CDSC for Class B and C shares aggregated $238,820 and $6,564, respectively. A deferred sales charge of up to .85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,060, of which $7,680 is unpaid at March 31, 2006.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

For the six months ended March 31, 2006, the Advisor agreed to reimburse the Fund $8,757, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an affiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2006, the Fund's custodian and transfer agent fees were reduced by $5,082 and $33,623, respectively, under these arrangements.

F. Forward Foreign Currency Exchange Contracts

The Fund had the following open forward foreign currency exchange contracts at March 31, 2006:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
EUR	576,167	USD	472,737	6/8/06	$ 867
EUR	3,117,944	USD	2,549,000	6/8/06	15,924
Total unrealized appreciation					$ 16,791
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
USD	33,155	EUR	40,528	6/8/06	$ (180)
EUR	826,148	USD	680,153	6/8/06	(1,568)
EUR	23,156,814	USD	19,320,679	6/8/06	(355,590)
EUR	144,249	USD	120,596	6/8/06	(2,511)
EUR	842,583	USD	692,370	6/8/06	(10,430)
Total unrealized depreciation					$ (370,279)
Currency Abbreviations
EUR Euro USD United States Dollar

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	22,942,114	$ 123,742,763	65,159,801	$ 359,873,770
Class B	2,129,517	11,477,840	5,380,467	29,659,812
Class C	3,953,117	21,346,339	7,980,932	44,029,436
Institutional Class	726,691	3,933,366	3,500,299	19,400,338
		$ 160,500,308		$ 452,963,356
Shares issued to shareholders in reinvestment of distributions
Class A	8,880,437	$ 47,743,102	17,700,999	$ 97,118,260
Class B	718,179	3,858,628	1,812,045	9,947,349
Class C	620,608	3,340,922	1,235,601	6,788,503
Institutional Class	71,720	385,991	164,734	907,139
		$ 55,328,643		$ 114,761,251
Shares redeemed
Class A	(42,879,194)	$ (231,160,357)	(86,456,146)	$ (476,673,367)
Class B	(7,622,831)	(41,077,715)	(29,108,615)	(160,616,561)
Class C	(3,260,068)	(17,577,228)	(9,798,150)	(53,832,066)
Institutional Class	(1,124,543)	(6,035,650)	(3,056,304)	(17,118,642)
		$ (295,850,950)		$ (708,240,636)
Redemption fees		$ 70,425		$ 46,694
Net increase (decrease)
Class A	(11,056,643)	$ (59,608,948)	(3,595,346)	$ (19,650,882)
Class B	(4,775,135)	(25,736,919)	(21,916,103)	(121,004,325)
Class C	1,313,657	7,110,586	(581,617)	(3,002,963)
Institutional Class	(326,132)	(1,716,293)	608,729	3,188,835
		$ (79,951,574)		$ (140,469,335)

I. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

J. Payments made by Affiliates

During the six months ended March 31, 2006, the Advisor fully reimbursed the Fund $157,030 for losses incurred on a trade executed incorrectly.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	23337M 107	23337M 206	23337M 305	23337M 404
Fund Number	8	208	308	513

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Fund, a series of DWS High Income Series

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006